SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

                 Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [_]

                           Check the appropriate box:

    [X] Preliminary Proxy Statement
    [_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
         (AS PERMITTED BY RULE 14A-6(E)(2))
    [_] Definitive Proxy Statement
    [_] Definitive Additional Materials
    [_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                      SELIGMAN QUALITY MUNICIPAL FUND, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                              [INSERT NAME]
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

                     Seligman Quality Municipal Fund, Inc.

                   100 Park Avenue, New York, New York 10017
                    New York City Telephone (212) 850-1864
                      Toll-Free Telephone (800) 221-2450

                   Notice of Annual Meeting of Stockholders
                        to be held on October 19, 2006

To the Stockholders:

   The fourteenth Annual Meeting of Stockholders (the "Meeting") of Seligman Quality Municipal Fund, Inc., a Maryland corporation (the "Fund"), will be held at [. a.m.], on October 19, 2006 at the offices of Sullivan & Cromwell LLP, 375 Park Avenue, 8th Floor, New York, New York 10152, for the following purposes:

   (1) To elect three Directors, each to hold office until the 2009 Annual Meeting of Stockholders and until their successors are elected and qualify;

   (2) To act on a proposal to ratify the selection of Deloitte & Touche LLP as auditors of the Fund for 2006;

   (3) To act upon, if properly presented at the Meeting, a stockholder proposal; and

   (4) To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof, including proposing and/or voting on adjournment or postponement of the Meeting, including, without limitation, in the event that sufficient votes in favor of any proposal or nominee for election as a Director of the Board of Directors are not received, in the discretion of the proxy holder;

   all as more particularly set forth in the Proxy Statement accompanying this Notice.

   The close of business on August 18, 2006 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

   Only directors, officers, employees and agents of the Fund and holders of the Fund's stock as of the record date for the Meeting and their duly authorized proxies are entitled to attend the Meeting. You will need to provide proof of ownership of the Fund's stock or, if your shares are held in street name, a proxy from the street name holder to enter the Meeting.

   This Meeting is extremely important in light of the announcement by a group of dissident Stockholders of their intention to solicit proxies against the nominees of your Board of Directors (the "Board"). These dissident Stockholders have also announced their intent to support the stockholder proposal that is strongly opposed by your Board (Proposal 3).

                         YOUR VOTE IS VERY IMPORTANT.

   Whether or not you plan to attend the Meeting, and regardless of the number of shares you own, we urge you to vote for your Board's nominees and against the stockholder proposal by promptly completing, signing, dating and returning the enclosed White Proxy Card, or by authorizing your proxy by telephone or the Internet as described in the enclosed White Proxy Card. We strongly urge you not to sign any proxy card that may be sent to you by dissident Stockholders. If you have previously returned any proxy card sent to you by a dissident Stockholder or any person other than the Fund, or if you previously gave your proxy to a dissident Stockholder by Internet or telephone, you may change any vote you may have indicated by completing, signing, dating and returning the enclosed White Proxy Card in the accompanying envelope, or by authorizing your proxy by telephone or Internet as described in the enclosed White Proxy Card. In addition, you may be able to authorize your proxy by telephone through the Fund's proxy solicitor. If you hold your shares in a brokerage or bank account (in "street name"), your broker or bank may not vote your shares this year (as it has in past routine annual meetings) unless you complete, sign, date and return promptly the voting instructions form it will send you. In addition, if you hold your shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet. Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet.

   If you have any questions or need additional information, please contact Georgeson Shareholder Communications Inc., the Fund's proxy solicitors, at 17 State Street, New York, New York 10004, or by telephone at 1-888-[.].

                                                  By order of the Board of
                                                  Directors,

                                                  /s/ Frank J. Nasta
                                                  -----------------------------
                                                  Frank J. Nasta
                                                  Secretary

Dated: New York, New York, [.], 2006

                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

You may authorize your proxy by telephone or Internet, or by completing, dating and signing the enclosed White Proxy Card, and returning it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to avoid the additional expense of further solicitation, we ask your cooperation in authorizing your proxy promptly by telephone or Internet, or by mailing the enclosed White Proxy Card promptly.

                                                                      [.], 2006

                     Seligman Quality Municipal Fund, Inc.

                   100 Park Avenue, New York, New York 10017

                                PROXY STATEMENT

                                    for the
         Annual Meeting of Stockholders to be held on October 19, 2006

   This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Board of Directors of Seligman Quality Municipal Fund, Inc., a Maryland corporation (the "Fund"), to be used at the fourteenth Annual Meeting of Stockholders (the "Meeting") to be held in New York, New York on October 19, 2006. It is expected that the Notice of Annual Meeting, this Proxy Statement and the form of Proxy will first be mailed to Stockholders on or about [.], 2006.

   THIS IS A VERY IMPORTANT ANNUAL MEETING OF STOCKHOLDERS OF THE FUND. The Fund has received three communications indicating that certain dissident Stockholders intend to solicit proxies against the nominees of your Board of Directors (the "Board") and in favor of their own nominees for election to the Board. However, because such communications did not comply with the requirements of the Fund's Bylaws, any such purported nominations will be ruled out of order in the event they are made at the Meeting, as will certain purported proposals by the same persons that likewise failed to comply with the requirements of the Fund's Bylaws. Since no notice of the nomination by any stockholder of candidates for election as directors in accordance with the Fund's Bylaws was received by the Fund, the election of directors at the Meeting will not be contested. The dissident Stockholders have also indicated their support of the proposal described below (Proposal 3), which is strongly opposed by your Board. Your Board strongly urges you to support the Board's experienced nominees for reelection and not to respond to any solicitations from the dissident Stockholders.

   If you properly authorize your proxy by telephone or Internet or by executing and returning the enclosed White Proxy Card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting, and any postponement or adjournment thereof, in accordance with your instructions. If you return your signed White Proxy Card without instructions, your votes will be cast (i) FOR the election of the three Directors named in Proposal 1,
(ii) FOR Proposal 2, the ratification of the selection of auditors, and
(iii) AGAINST Proposal 3. Your votes will be cast in the discretion of the Proxy holders on any other matter that may properly have come before the Meeting or any adjournment or postponement thereof, including proposing and/or voting on adjournment or postponement of the Meeting, including, without limitation, in the event that sufficient votes in favor of any proposal or nominee for election as a Director are not received, in the discretion of the proxy holder.

   If you execute, date and submit a proxy card, you may revoke your proxy or change it by written notice to the Fund (Attention: Secretary) by submitting a subsequently executed and dated proxy or by attending the Meeting and casting your vote in person. If you submit your proxy by telephone or through the Internet, you may revoke it by authorizing a subsequent proxy by telephone or Internet, or by completing, signing and returning a proxy card dated as of a date that is later than your last telephone or Internet proxy submission or by attending the Meeting and casting your votes in person. Attending the Meeting will not by itself automatically revoke any previously delivered proxy.

   The close of business on August 18, 2006 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. On that date, the Fund had outstanding [.] shares of municipal auction rate cumulative preferred stock, series TH (the "Preferred Shares"), and [] shares of common stock, par value $0.01 per share (the "Common Shares"), with each such Preferred Share and Common Share outstanding on the record date being entitled to one vote. For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast. Abstentions and broker non-votes, if any, will be considered present for the purpose of determining the presence of a quorum. For purposes of the vote on the election of each nominee for Director, abstentions and broker non-votes, if any, with respect to a nominee for Director will have the effect as a vote against that nominee. Furthermore, any purported vote for a person other than a nominee of the Board will be treated as a vote to withhold votes for one of the Board's nominees and have the same effect as an abstention (i.e. a vote against the Board nominees). For purposes of the vote on Proposal 2 and Proposal 3, abstentions and broker non-votes, if any, will have no effect on the result of the vote.

   The presence in person or by proxy of Stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting will constitute a quorum. In the event that a quorum is not present at the Meeting or, even if a quorum is present, in the event that sufficient votes in favor of any Board proposal (or the election of each of the Board's nominees for Director) are not received and tabulated prior to the time the Meeting is called to order, the persons named as proxies may propose and vote for one or more adjournments or postponements of the Meeting, with no notice other than an announcement at the Meeting, if a quorum is not present or, if a quorum is present, before calling for a vote on such Board proposal or nominee, and further solicitation may be made. The proxies given by Stockholders indicating a vote against or inconsistent with a Board proposal will be voted against adjournment of the Meeting in respect of that proposal.

   The Fund's manager is J. & W. Seligman & Co. Incorporated (the "Manager"). The Fund's stockholder service agent is Seligman Data Corp. ("SDC"). The address of each of these entities is 100 Park Avenue, New York, NY 10017. The Fund will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report to any Stockholder upon request to SDC at 1-800-221-2450.

   If you have elected to receive one Proxy Statement for all accounts maintained by members of your household, the Fund will deliver promptly upon written or oral request a separate copy of the Proxy Statement for a separate account.

                           A. Election of Directors
                                 (Proposal 1)

   The Board of Directors is presently composed of eight Directors. The Board is divided into three classes, two of which consists of three Directors and one of which consists of two Directors. Members of each class hold office for a term of three years and until their successors are elected and qualify, unless elected in the interim. The term of one class expires in each year.

   At the Meeting this year, three Directors are to be elected. General John R. Galvin and Ambassador Robert L. Shafer and Mr. William C. Morris, each of whose term will expire at the 2006 Annual Meeting of Stockholders and when their successors are elected and qualify, have been unanimously recommended by the Director Nominating Committee of the Board of Directors for election to the class of Directors whose term will expire at the 2009 Annual Meeting of Stockholders and when their successors are elected and qualify. General Galvin, Ambassador Shafer and Mr. Morris have been nominated for election by the holders of the Common Shares and Preferred Shares, voting together as a single class, and as such are designated as both Common and Preferred Directors. Although General Galvin has reached the retirement age set by Board policy, the Board has waived this policy in his case at the unanimous recommendation of the Director Nominating Committee.

   It is the intention of the persons named in the accompanying form of proxy, if so authorized, to cast your votes for the election of General Galvin, Ambassador Shafer and Mr. Morris. General Galvin has been a Director of the Fund since 1995, Ambassador Shafer has been a Director of the Fund since 1991 and Mr. Morris has been a Director and Chairman of the Fund since 1990. All were last elected by Stockholders at the 2003 Annual Meeting of Stockholders.

   Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Fund, but if that should occur before the Meeting, the persons named as proxies will vote at the Meeting or any adjournment or postponement thereof for the persons the Director Nominating Committees and the Board of Directors recommend.

   As discussed above, a group of dissident Stockholders has announced its intention to solicit proxies against the nominees of your Board. The agenda of the dissidents is to open-end or liquidate the Fund. Your Board strongly believes that open-ending is NOT in the best interests of the Fund, for the reasons discussed at Proposal 3 below.

   Your Board unanimously recommends a vote "FOR" each of General Galvin, Ambassador Shafer and Mr. Morris.

   Background information regarding General Galvin, Ambassador Shafer and Mr. Morris, as well as the other Directors of the Fund, follows.

                              Term of                                                          Number of
                             Office if                                                       Portfolios in
                            Elected and            Principal Occupation(s) During             Fund Complex
      Name (Age) and         Length of                      Past 5 Years,                    to be Overseen
    Position With Fund*     Time Served          Directorships and Other Information           by Nominee
--------------------------- ------------ --------------------------------------------------- --------------
Independent Director Nominees

    John R. Galvin (77)     2006-2009;   Dean Emeritus, Fletcher School of Law and                 58
         Director           1995 to Date Diplomacy at Tufts University; Director or
                                         Trustee of each of the investment companies of
          [photo]                        the Seligman Group of Funds+; and Chairman
                                         Emeritus, American Council on Germany.
                                         Formerly, Director, Raytheon Co. (defense and
                                         commercial electronics), Governor of the Center
                                         for Creative Leadership, and Trustee, Institute for
                                         Defense Analyses. From February 1995 until
                                         June 1997, he was a Director of USLIFE
                                         Corporation (life insurance). From June 1987 to
                                         June 1992, he was the Supreme Allied
                                         Commander, NATO, and the Commander-in-
                                         Chief, United States European Command.

   Robert L. Shafer (74)    2006-2009;   Ambassador and Permanent Observer of the                  58
         Director           1991 to Date Sovereign Military Order of Malta to the United
                                         Nations; and Director or Trustee of each of the
          [photo]                        investment companies of the Seligman Group of
                                         Funds+. From May 1987 until June 1997,
                                         Director, USLIFE Corporation (life insurance)
                                         and from December 1973 until January 1996,
                                         Vice President, Pfizer Inc. (pharmaceuticals).

                              Term of                                                          Number of
                             Office if                                                       Portfolios in
                            Elected and            Principal Occupation(s) During             Fund Complex
      Name (Age) and         Length of                      Past 5 Years,                    to be Overseen
    Position With Fund*     Time Served          Directorships and Other Information           by Nominee
--------------------------- ------------ --------------------------------------------------- --------------
Interested Director Nominee

 William C. Morris** (68)   2006-2009;   Chairman, J. & W. Seligman & Co. Incorporated;            58
   Director and Chairman    1990 to Date Chairman of the Board and Director or Trustee of
       of the Board                      each of the investment companies of the
                                         Seligman Group of Funds+; Chairman, Seligman
          [photo]                        Advisors, Inc., Seligman Services, Inc. and Carbo
                                         Ceramics Inc. (manufacturer of ceramic
                                         proppants for oil and gas industry); Director,
                                         Seligman Data Corp.; and President and Chief
                                         Executive Officer of The Metropolitan Opera
                                         Association. Formerly, Director, Kerr-McGee
                                         Fund (diversified energy and chemical company)
                                         and Chief Executive Officer of each of the
                                         investment companies of the Seligman Group of
                                         Funds.

Other Directors

   The other Directors of the Fund who are not standing for election in 2006 are:

                        Term of                                                      Number of
                         Office                                                    Portfolios in
                       and Length          Principal Occupation(s) During          Fund Complex
   Name (Age) and       of Time                     Past 5 Years,                   Overseen by
 Position With Fund*     Served          Directorships and Other Information         Director
--------------------- ------------ ----------------------------------------------- -------------
Independent Directors

Betsy S. Michel (64)  2005-2008;   Attorney; Director or Trustee of each of the         58
                      1991 to Date investment companies of the Seligman Group of
      Director                     Funds+; and Trustee, The Geraldine R. Dodge
                                   Foundation (charitable foundation). Formerly,
                                   Chairman of the Board of Trustees of St.
                                   George's School (Newport, RI); and Trustee,
                                   World Learning, Inc. (international educational
                                   training) and Council of New Jersey
                                   Grantmakers.

James N. Whitson (71) 2005-2008;   Retired Executive Vice President and Chief           58
                      1993 to Date Operating Officer, Sammons Enterprises, Inc. (a
      Director                     diversified holding company); Director or
                                   Trustee of each of the investment companies of
                                   the Seligman Group of Funds+; and Director,
                                   CommScope, Inc. (manufacturer of coaxial
                                   cable). Formerly, Director and Consultant,
                                   Sammons Enterprises, Inc. and a Director of C-
                                   SPAN (cable television networks).

Frank A. McPherson (73) 2004-2007;     Retired Chairman of the Board and Chief               58
       Director         1995 to Date   Executive Officer of Kerr-McGee Corporation
                                       (diversified energy and chemical company);
                                       Director or Trustee of each of the investment
                                       companies of the Seligman Group of Funds+; and
                                       Director, DCP Midstream GP, LLP (natural gas
                                       processing), Integris Health (owner of various
                                       hospitals), Oklahoma Chapter of the Nature
                                       Conservancy, Oklahoma Medical Research
                                       Foundation, Boys and Girls Clubs of Oklahoma,
                                       Oklahoma City Public Schools Foundation and
                                       Oklahoma Foundation for Excellence in
                                       Education. Formerly, Director, ConocoPhillips
                                       (integrated international oil corporation),
                                       Kimberly-Clark Fund (consumer products) and
                                       BOK Financial (bank holding company). From
                                       1990 until 1994, Director, the Federal Reserve
                                       System's Kansas City Reserve Bank.

 Leroy C. Richie (64)   2004-2007;     Counsel, Lewis & Munday, P.C. (law firm);             57
       Director         2000 to Date   Chairman and Chief Executive Officer, Q
                                       Standards Worldwide, Inc. (library of technical
                                       standards); Director or Trustee of each of the
                                       investment companies of the Seligman Group of
                                       Funds+ (with the exception of Seligman Cash
                                       Management Fund, Inc.); Director, Kerr-McGee
                                       Fund (diversified energy and chemical company),
                                       Infinity, Inc. (oil and gas services and
                                       exploration) and Vibration Control Technologies,
                                       LLC (auto vibration technology); Lead Outside
                                       Director, Digital Ally Inc. (digital imaging);
                                       Director and Chairman, Highland Park Michigan
                                       Economic Development Corp.; and Chairman,
                                       Detroit Public Schools Foundation. Formerly,
                                       Trustee, New York University Law Center
                                       Foundation; and Vice Chairman, Detroit Medical
                                       Center and Detroit Economic Growth Corp. From
                                       1990 until 1997, Vice President and General
                                       Counsel, Automotive Legal Affairs, Chrysler
                                       Fund.
                           Term of                                                        Number of
                            Office                                                      Portfolios in
                          and Length           Principal Occupation(s) During           Fund Complex
    Name (Age) and         of Time                      Past 5 Years,                    Overseen by
  Position With Fund*       Served           Directorships and Other Information          Director
  -------------------   -------------- ------------------------------------------------ -------------
Interested Director

 Brian T. Zino** (53)   2005-2008;     Director and President, J. & W. Seligman & Co.        57
Director, President and Dir.: 1993     Incorporated; President, Chief Executive Officer
Chief Executive Officer to Date        and, with the exception of Seligman Cash
                                       Management Fund, Inc., Director or Trustee of
                        Pres.: 1995 to each of the investment companies of the
                        Date           Seligman Group of Funds+; Director, Seligman
                                       Advisors, Inc. and Seligman Services, Inc.;
                        CEO: 2002      Chairman, Seligman Data Corp.; Member of the
                        to Date        Board of Governors of the Investment Company
                                       Institute; and Director (formerly Chairman), ICI
                                       Mutual Insurance Company.

--------
+ The Seligman Group of Funds currently consists of 24 registered investment companies (comprising 58 separate portfolios), including the Fund.
* The address for each Director or Nominee is 100 Park Avenue, New York, New York 10017.
** Messrs. Morris and Zino are considered "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), by virtue of their positions with the Manager and its affiliates.

Beneficial Ownership of Shares of the Fund and Funds of Complex

   As of [.], 2006 each Director (and Nominee) beneficially owned shares of the Fund and the investment companies of the Seligman Group of Funds as follows:

                                                                              Aggregate Dollar Range of Shares Owned
                                              Dollar Range of Common           by Director or Nominee of All Funds
                                             Shares Owned by Director         Overseen or to be Overseen by Director
      Name of Director/Nominee                or Nominee of the Fund          or Nominee of Seligman Group of Funds
-------------------------------------  -------------------------------------  --------------------------------------
Independent Directors/Nominees

John R. Galvin                                     [$1-$10,000]                         [$50,001-$100,000]

Frank A. McPherson                                 [$1-$10,000]                          [Over $100,000]

Betsy S. Michel                                    [$1-$10,000]                          [Over $100,000]

Leroy C. Richie                                    [$1-$10,000]                         [$10,001-$50,000]

Robert L. Shafer                                   [$1-$10,000]]                         [Over $100,000]

James N. Whitson                                 [$10,001-$50,000]                       [Over $100,000]

Interested Directors/Nominee

William C. Morris                                [$10,001-$50,000]                       [Over $100,000]

Brian T. Zino                                    [$10,001-$50,000]                       [Over $100,000]

   As of [.], 2006, all Directors and officers of the Fund as a group owned beneficially less than 1% of the Fund's Common Shares and less than 1% of the Fund's Preferred Shares.

   As of August 24, 2006, no person was known by the Fund to beneficially own more than 5% of the Fund's Common Shares except as follows:

                                Number of Common Shares
         Name of Owner            Beneficially Owned    Percent of Class
------------------------------- ----------------------- ----------------
Bulldog Investors-Karpus Group*        1,417,956               [.%]

--------
* Information regarding Group membership and shareholdings was obtained from the Schedule 13D/A filed jointly as a group on June 28, 2006. According to the joint Schedule 13D/A, the members of the Group are: Bulldog Investors and Phillip Goldstein (each at 60 Heritage Drive, Pleasantville, New York 10570); Andrew Dakos (43 Waterford Drive, Montville, New Jersey 07045); and Karpus Investment Management, Jo Ann Van Degriff, George W. Karpus, Karpus Management, Inc., and Urbana Partners L.P. (each at 183 Sullys Trail, Pittsford, New York 14534).

Section 16(a) Beneficial Ownership Reporting Compliance

   During the year ended December 31, 2005, no late filings were made by reporting persons in respect of the Fund.

Board Committees

   The Board of Directors met [.] times during the fiscal year ended
October 31, 2005. The standing committees of the Board include the Board Operations Committee, Audit Committee, and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested persons" of the Fund as that term is defined in the 1940 Act. The duties of these Committees are described below.

   Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Fund. The Committee met [.] times during the fiscal year ended October 31, 2005. The members of the Committee, Messrs. McPherson (Chairman), Richie and Whitson, Ambassador Shafer, General Galvin and Ms. Michel, are the independent Directors of the Fund. In his capacity as Chairman of the Board Operations Committee, Mr. McPherson performs duties similar to those of a "lead independent director," as he chairs meetings of the independent Directors, and acts as a point of contact between the independent Directors and the Manager between Board meetings in respect of general matters.

   Audit Committee. This Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter most recently amended on March 17, 2005. The Committee met [.] times during the fiscal year ended October 31, 2005. Members of this Committee are Messrs. Whitson (Chairman) and Richie, General Galvin and Ms. Michel. The members of this Committee are "independent" as required by applicable listing standards of the New York Stock Exchange. The report of the Audit Committee, as approved on February 1, 2006, is attached to this Proxy Statement as Appendix 1.

   Director Nominating Committee. Members of the Director Nominating Committee are Ambassador Shafer (Chairman) and Mr. McPherson. The Director Nominating Committee met [.] during the fiscal year ended October 31, 2005.

   On March 18, 2004, the Board of Directors adopted a written charter for the Director Nominating Committee. Pursuant to the charter, the Director Nominating Committee identifies, evaluates, selects and nominates, or recommends for nomination, candidates for the Board. It also may set standards or qualifications for Directors. The Director Nominating Committee may consider candidates for the Board submitted by current Directors, the Manager, the Stockholders and other appropriate sources.

   The Director Nominating Committee will consider candidates submitted by a Stockholder or group of Stockholders who have owned at least $10,000 of the Fund's outstanding Common Shares for at least one year at the time of submission and who timely provide specified information about the candidates and the nominating Stockholder or group. To be timely for consideration by the Director Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at 100 Park Avenue, New York, NY 10017, (i) for an annual meeting, not less than 120 days before the date of the proxy statement for the previous year's annual meeting of Stockholders and (ii) for a special meeting, not earlier than 150 days prior to such meeting nor later than the later of 120 days prior to such meeting or the tenth day following the first public announcement of such meeting. The Director Nominating Committee will consider only one candidate submitted by such a Stockholder or group for nomination for election at an annual or special meeting of Stockholders. The Director Nominating Committee will not consider self-nominated candidates or candidates nominated by members of a candidate's family, including such candidate's spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

   The Director Nominating Committee will consider and evaluate candidates submitted by the nominating Stockholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria may include the candidate's relevant knowledge, experience and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund and the candidate's ability to qualify as a disinterested Director. The charter for the Director Nominating Committee, which provides a detailed description of the criteria used by the Director Nominating Committee as well as information required to be provided by Stockholders submitting candidates for consideration by the Director Nominating Committee, was included in the proxy statement for the 2004 Annual Meeting of Stockholders.

Procedures for Communications to the Board of Directors

   The Board of Directors has adopted a process for Stockholders to send communications to the Board. To communicate with the Board of Directors or an individual Director, a Stockholder must send written communications to 100 Park Avenue, New York, NY 10017, addressed to the Board of Directors of Seligman Quality Municipal Fund, Inc. or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board of Directors or the individual Director. Each member of the Board of Directors is invited to the Fund's annual meeting of Stockholders. There were nine members of the Board of Directors of the Fund and [.] Stockholders of the Fund other than those affiliated with the Manager or SDC in attendance at the Fund's 2005 Annual Meeting of Stockholders.

Executive Officers of the Fund

   Information with respect to Executive Officers, other than Messrs. Morris and Zino, is as follows:

                             Term of Office and
  Name (Age) and Position      Length of Time
       With the Fund              Served*       Principal Occupation During Past Five Years
  -----------------------    ------------------ -------------------------------------------

Thomas G. Moles (63)         EVP: 2002 to Date  In addition to his position with the Fund,
Executive Vice President and                    Mr. Moles is a Director and Managing
Co-Portfolio Manager          Portfolio Mgr.:   Director of the Manager. He is also
                                 1991-2003      Executive Vice President and Co-
                                                Portfolio Manager of Seligman Select
                             Co-Portfolio Mgr.: Municipal Fund, Inc., and Vice President
                                2003 to Date    and Co-Portfolio Manager of four of the
                                                open-end investment companies of the
                                                Seligman Group of Funds. He was
                                                formerly President of the Fund and
                                                Seligman Select Municipal Fund Inc. and
                                                a Director of Seligman Advisors, Inc. and
                                                Seligman Services, Inc.

Eileen A. Comerford (48)      VP: 1991 to Date  In addition to her position with the Fund,
Vice President and Co-                          Ms. Comerford is a Senior Vice
Portfolio Manager            Co-Portfolio Mgr.: President, Investment Officer of the
                                2003 to Date    Manager. She is also Vice President and
                                                Co-Portfolio Manager of Seligman Select
                                                Municipal Fund, Inc., and Vice President
                                                and Co-Portfolio Manager of four of the
                                                open-end investment companies of the
                                                Seligman Group of Funds.

Audrey G. Kuchtyak (46)         1991 to Date    In addition to her position with the Fund,
Vice President                                  Ms. Kuchtyak is a Senior Vice President,
                                                Investment Officer of the Manager. She is
                                                also Vice President of Seligman Select
                                                Municipal Fund, Inc.

Eleanor T.M. Hoagland (55)    2004 to Date     Ms. Hoagland is a Managing Director of
Vice President and Chief                       the Manager and Vice President and
Compliance Officer                             Chief Compliance Officer for each of the
                                               investment companies of the Seligman
                                               Group of Funds.

Lawrence P. Vogel (50)      VP: 1992 to Date;  Mr. Vogel is Senior Vice President and
Vice President and         Treas: 2000 to Date Treasurer, Investment Companies, of the
Treasurer                                      Manager, Vice President and Treasurer of
                                               each of the investment companies of the
                                               Seligman Group of Funds, and Treasurer
                                               of SDC.

Thomas G. Rose (48)           2000 to Date     Mr. Rose is Managing Director, Chief
Vice President                                 Financial Officer, Senior Vice President,
                                               Finance, and Treasurer of the Manager,
                                               and Senior Vice President, Finance, of
                                               Seligman Advisors, Inc. and SDC. He is a
                                               Vice President of each of the investment
                                               companies of the Seligman Group of
                                               Funds, Seligman International, Inc. and
                                               Seligman Services, Inc.

Frank J. Nasta (41)           1994 to Date     Mr. Nasta is a Director, Managing
Secretary                                      Director, General Counsel and Corporate
                                               Secretary of the Manager. He is Secretary
                                               of each of the investment companies of
                                               the Seligman Group of Funds. He is also
                                               Corporate Secretary of Seligman
                                               Advisors, Inc., Seligman Services, Inc.,
                                               Seligman International, Inc. and SDC.

--------
* All officers are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier death, resignation or removal. The address of each of the foregoing officers is 100 Park Avenue, New York, New York 10017.

Remuneration of Directors and Officers

   Directors of the Fund who are not employees of the Manager or its affiliates each receive an annual retainer fee of $60,000, the amount of which is shared by the Fund and the other investment companies in the Seligman Group of Funds. For the fiscal year ended October 31, 2005, the Fund paid each Director a portion of an aggregate retainer fee in the amount of $[.]. In addition, such Directors are currently paid a total of $3,000 for each day on which they attend Board and/or Committee meetings ($1,500 for telephonic attendance at certain meetings), the amount of which is shared by the Fund and the other investment companies of the Seligman Group of Funds meeting on the same day. The Directors are also reimbursed for the expenses of attending meetings. Total Directors' fees paid by the Fund to the Directors listed below for the fiscal year ended October 31, 2005 were as follows:

      Number of                                                Aggregate
     Directors in                                                Direct
        Group     Capacity in which Remuneration was Received Remuneration
     ------------ ------------------------------------------- ------------
          9           Directors and Members of Committees         $[.]

   Director's attendance, retainer and/or committee fees paid to each Director during the fiscal year ended October 31, 2005 were as follows:

   Name                 Aggregate   Pension or Retirement Total Compensation
   ----                Compensation  Benefits Accrued as    From Fund and
                        From Fund   Part of Fund Expenses   Fund Complex*
                       ------------ --------------------- ------------------
   Robert B. Catell**       $ [.]            -0-                  $ [.]

   John R. Galvin           $ [.]            -0-                  $ [.]

   Alice S. Ilchman***      $ [.]            -0-                  $ [.]

   Frank A. McPherson       $ [.]            -0-                  $ [.]

   John E. Merow****        $ [.]            -0-                  $ [.]

   Betsy S. Michel          $ [.]            -0-                  $ [.]

   Leroy C. Richie          $ [.]            -0-                  $ [.]

   Robert L. Shafer         $ [.]            -0-                  $ [.]

   James N. Whitson+        $ [.]            -0-                  $ [.]

--------
* For the fiscal year ended October 31, 2005, there were 24 registered investment companies in the Seligman Group of Funds, including the Fund.

**  Mr. Catell resigned as Director on November 28, 2005.

*** Dr. Ilchman passed away on August 11, 2006.

*** Mr. Merow retired pursuant to Board policy at the 2005 Annual Meeting.
    Mr. Merow had previously deferred compensation pursuant to the deferred compensation plan; however, he had stopped deferring his current compensation prior to his retirement. The accrued balance of Mr. Merow's deferred compensation (including earnings/losses) in respect of the Fund as of December 31, 2004 was $[.], all of which was paid to him in January 2005.

+ Mr. Whitson, who deferred receiving his fees from the Fund and other investment companies of the Seligman Group of Funds from 1993 to 2002, had a balance as of October 31, 2005 of $[.] in respect of the Fund in his deferred plan account, net of earnings/losses.

   No compensation is paid by the Fund to Directors or officers of the Fund who are employees or officers of the Manager.

   The Fund's Bylaws require each Director to be elected by the affirmative vote of the holders of a majority of the votes entitled to be cast in the election of a Director.

   Each individual who has been nominated by the Board of Directors of the Fund for election at this Meeting was previously elected by the Stockholders of the Fund and is currently serving as a Director. Generally, under Maryland law, if directors are not elected at the designated time, incumbent directors hold over and continue to perform the duties of directors until their successors are elected and qualify. If no nominee receives the required vote at the Fund's annual meeting, the incumbent Directors (or other individuals) will be nominated for election at the Fund's next meeting of Stockholders at which Directors are elected. Maryland law provides that any Stockholder entitled to vote in the election of directors of a corporation may petition a court of equity to dissolve the corporation on grounds that the Stockholders are so divided that they have failed, for a period which includes at least two consecutive annual meeting dates, to elect successors to directors whose terms would have expired on the election and qualification of their successors. The court may or may not grant such a petition and the Fund is not aware of this provision being invoked in the case of a public company.

   Your Board of Directors Unanimously Recommends that the Stockholders Vote
                                      FOR
    the Election of Each of the Nominees to Serve as Director of the Fund.

                   B. Ratification of Selection of Auditors
                                 (Proposal 2)

   The Audit Committee of the Board of Directors has appointed, and the Board of Directors, including a majority of those members who are not "interested persons" of the Fund (as defined in the 1940 Act) has selected, Deloitte & Touche LLP as auditors of the Fund for 2006. Deloitte & Touche LLP has extensive experience in investment company accounting and auditing. It is expected that a representative of Deloitte & Touche LLP will be present at the Meeting and will have the opportunity to make a statement and respond to questions.

   Neither the Fund's Charter nor the Fund's Bylaws require that the Stockholders ratify the selection of Deloitte & Touche LLP as the Fund's independent auditors. The Board of Directors is submitting this matter to the Stockholders as a matter of good corporate practice. If the Stockholders do not ratify the selection, the Audit Committee of the Board of Directors will reconsider whether to retain Deloitte & Touche LLP, but may retain such independent auditors. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may change the selection at any time during the year if they determine that such change would be in the best interests of the Fund and its Stockholders. It is intended that the persons named in the accompanying form of proxy will vote for Deloitte & Touche LLP.

   Deloitte & Touche LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent auditors with respect to the Fund. Deloitte & Touche LLP has audited the annual financial statements of the Fund and provided tax and other non-audit services to the Fund. Deloitte & Touche LLP has also rendered non-audit services to the Manager, Seligman Advisors, Inc. (an affiliate of the Manager) and SDC, which is partially owned by the Fund (together, the "Affiliated Service Providers").

   In making its recommendation, the Audit Committee considered whether the provision by the independent auditors to the Fund of non-audit services to the Fund or of professional services to the Affiliated Service Providers is compatible with maintaining the auditors' independence and has discussed the auditors' independence with them.

Principal Accountant Fees and Services

   Aggregate fees billed to the Fund for the last two fiscal years ended October 31 for professional services rendered by Deloitte & Touche LLP were as follows:

                                               2005   2004
                                              -----  -------
                      AUDIT FEES              $ .    $26,177

                      AUDIT-RELATED FEES        .     42,805

                      TAX FEES                  .      2,200

                      ALL OTHER FEES            .         --

   Audit fees include amounts related to the audit of the Fund's annual financial statements and services normally provided by Deloitte & Touche LLP in connection with statutory and regulatory filings. Audit-related fees include the performance of certain attestation services with respect to the Fund's Preferred Shares. Tax fees include amounts related to tax compliance, tax planning, and tax advice. All other fees include the Fund's pro-rata share of amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by the Fund and certain other investment companies advised by the Manager.

   Aggregate fees billed by Deloitte & Touche LLP for the last two fiscal years ended October 31 for non-audit services provided to the Affiliated Service Providers that provide ongoing services to the Fund, where the engagement related directly to the operations and financial reporting of the Fund, were as follows:

                                               2005   2004
                                              -----  -------
                   AUDIT-RELATED FEES         $ .    $72,980

                   TAX FEES                     .      7,800

                   ALL OTHER FEES               .     43,000

   Audit-related fees include amounts for attestation services for SDC. Tax fees include amounts related to tax compliance, tax planning, and tax advice for, and an evaluation of, certain tax reporting procedures of SDC. All other fees relates to electronic communication processing services performed on behalf of outside counsel of the Manager.

   The Audit Committee is required to preapprove audit and non-audit services performed for the Fund by Deloitte & Touche. The Audit Committee also is required to preapprove certain non-audit services performed for the Affiliated Service Providers that provide services directly related to the operations and financial reporting of the Fund. The Audit Committee has delegated preapproval authority to Mr. James N. Whitson, the Audit Committee's Chairman. Mr. Whitson will report any preapproval decisions to the Audit Committee at its next scheduled meeting. Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

   The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by Deloitte & Touche LLP for non-audit services rendered to the Fund and the Affiliated Service Providers that provided ongoing services to the Fund were $[.] and $97,675, respectively. All non-audit services discussed above were preapproved by the Audit Committee.

   The affirmative vote of a majority of the votes cast on the proposal at the Meeting is required to ratify the selection of auditors.

     Your Board of Directors Unanimously Recommends that the Stockholders
      Vote FOR the Ratification of the Selection of Deloitte & Touche LLP
                           as Auditors of the Fund.

                            C. Stockholder Proposal
                                 (Proposal 3)

   The Fund has received one proposal (the "Proposal"), which is set forth below, for inclusion in this year's proxy materials from one of the dissident Stockholders that have indicated they will be contesting the election of directors at the Annual Meeting. The Fund will provide the name and address of such Stockholder and the number of Common Shares owned by such Stockholder upon oral or written request.

            YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE
              STOCKHOLDERS VOTE AGAINST THE STOCKHOLDER PROPOSAL.

   The Board's reasoning is set forth following the proposal in a statement of opposition. Stockholders are urged to read carefully the Proposal, the supporting statement and the statement of opposition.

   The Proposal is as follows:

   RESOLVED: The shareholders request that the Board of Directors promptly take the steps necessary to open-end the Fund.

   The Stockholder has submitted the following statement in support of his proposal:

   The Fund has traded at a double-digit discount to its net asset value ("NAV") for a long time. As of November 17, 2005 the discount stood at 10.66%. That means that a shareholder wishing to sell his or her shares of the Fund at the close of business on November 17, 2005 would have to accept $12.41, or $1.48 per share less than the NAV of $13.89. Open-ending the Fund means a higher stock price for every shareholder. If you would like to see the Fund's discount eliminated, please vote in favor of this proposal.

   YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST THIS
             STOCKHOLDER PROPOSAL FOR THE REASONS SET FORTH BELOW.

   The Proposal seeks to terminate the Fund's closed-end structure in favor of an open-end structure. The Proposal is clear in this regard, but is much less clear as to the consequences of that change and offers no discussion of the reasons - in your Board's view, very compelling reasons - why open-ending is not desirable for the Fund. The effect of such a change might be to provide some Stockholders with a quick, one-time profit, but it would be at the expense of other Stockholders who have for the longer-term and wish to remain invested in a closed-end fund.

The difference between closed- and open-end funds

   Shares of closed-end funds, such as the Fund, trade on a securities exchange (in the case of the Fund, on the New York Stock Exchange) like those of any other listed company. Market forces and perceptions of the Fund's prospects drive price movements. As is the case for many other closed-end funds, the market price of the Fund's shares is frequently lower than the value of the Fund's portfolio less liabilities, which is called its net asset value ("NAV"), just as the market value of an industrial company's stock could be below the book value of its assets.

   In contrast, traditional open-end mutual funds do not trade on a stock exchange. Instead, stockholder liquidity is achieved by the fund's standing ready to buy back shares each day at NAV, called redemptions. Because daily NAV redemptions are required by law for open-end funds, they must maintain liquidity reserves. This is usually accomplished by limiting their primary investments to securities with an active trading market, which constrains investment flexibility. Also, open-end funds generally need to hold higher cash reserves in order to meet their requirement to redeem shares. As the demand for redemption by stockholders is often unpredictable, this uninvested cash may be a drag on investment returns.

Leverage and the closed-end structure

   An important advantage for many closed-end funds, including your Fund, is that they can take advantage of leverage - essentially, investing "borrowed" money in order to increase investment returns. A large number of closed-end funds that invest in municipal bonds use leverage. Open-end funds, by contrast, are much more restricted by the 1940 Act in their ability to use leverage, and most do not use it at all.

   The Fund obtains leverage through its preferred stock. Open-end funds are not permitted to issue preferred stock. Preferred stockholders invest in the Fund and preferred dividends are paid by the Fund on their shares, while the Fund invests capital from the sale of preferred shares in municipal bonds. When the rate of return from the Fund's investments exceeds the dividend payable on the preferred stock, dividends to the Fund's common stockholders are greater than they would otherwise be. The benefit of leverage is determined by a number of factors, including the prevailing interest rate environment. When short-term interest rates are low and longer-term interest rates are high, leverage can significantly improve returns to holders of the Fund's Common Shares, because the Fund pays a lower, shorter-term rate on preferred shares while making investments that produce higher return. However, when short-term interest rates are close to long-term interest rates, leverage may provide relatively less benefit and if short-term interest rates are higher than long-term interest rates, leverage will actually hurt performance. In periods of declining interest rates, the increase in the Fund's net asset value will be enhanced by the effect of leverage and in periods of rising interest rates the Fund's net asset value would decline more than otherwise due to the effect of leverage.

   Leverage has provided a significant, quantifiable benefit to the Fund. Leverage has provided approximately [.]% of the Fund's total investment assets, and has permitted the Fund to pay dividends to Common stockholders that were [.]% higher than otherwise could have been paid in the one-year period ended June 30, 2006. If the Fund were an open-end fund, this benefit would not have been available. If the Fund were to convert to open-end status, not only would the Fund lose the benefits provided by its Preferred Shares, the Fund would be required to redeem the outstanding Preferred Shares, resulting in a significant outflow of capital to pay for the redemptions and requiring the Fund to liquidate a significant part of its investment portfolio.

What it means to trade at a discount

   Your Board of Directors recognizes that the Fund's Common Shares generally have traded at a discount to NAV in recent times. The Proposal characterizes this situation as presenting a chance to realize "a higher stock price for every shareholder" through open-ending. Your Board believes that this explanation is an oversimplification of what it means for the Fund's shares to trade at a discount to NAV. While it may be in the interests of some of the Fund's short-term Stockholders to eliminate the discount by open-ending the Fund (in particular, the dissident Stockholders advocating in favor of the Proposal), it is in the interests of all of the Fund's Stockholders that your Board clarify the implications of the Fund's shares trading at a discount in order that all of the Fund's Stockholders may understand the consequences of open-ending the Fund at this time.

   The discount is a function of the NAV and market price, each of which may be influenced by different factors. There is debate whether a closed-end fund discount is the cause of market price movements or is merely the effect. The discount is considered by many to be the result of market supply and demand factors for shares, although it is uncertain whether the dominant factors are fund-specific, such as performance, or external, such as market sentiment towards fixed-income investments like those of the Fund.

   If, as your Board believes to be the case, the discount is the effect and not the cause of external market price movements, there is no action that will have a long-term effect on the discount other than liquidation or open-ending. Open-ending, however, would have the negative effect of eliminating leverage. Moreover, in the absence of a distribution system and robust buying interest, open-ending is equivalent to slow-motion liquidation and would result in progressively higher expenses as a percentage of NAV.

   In any event, stockholders experience gain or loss based only on market price changes in the Fund's shares and dividends on Fund shares. In fact, many investors prefer to purchase closed-end fund shares that trade at a discount, because it grants them a form of "leverage" of their own assets. For example, if a fund's shares trade at a 10% discount to net asset value, every $1.00 invested by a stockholder in that fund's shares purchases the benefit of $1.11 worth of assets. Finally, investors who remain concerned about the discount may wish to note that the

Fund's discount has decreased significantly in recent periods - to about [.%] as of [August ______, 2006], representing a decrease of over [.%] from the Fund's five-year average discount.

Increased Expenses and Cost Considerations

   It has been the experience of other closed-end funds that conversion to open-end status may result in the short term in significant redemptions, including by short-term investors such as hedge funds, which may force liquidation of portfolio investments, and the realization of capital gains or losses, resulting in an increased expense ratio to the disadvantage of continuing Stockholders. Significant redemptions could adversely affect the Fund in several ways if the Fund were to convert into an open-end fund:

     . Redemptions might force the sale of portfolio securities in amounts and at times that result in unfavorable prices.

     . Redemptions could force the Fund to realize gains for tax purposes that would not otherwise have been realized by the Fund, with unfavorable tax consequences to continuing Stockholders.

     . The Fund would likely have in place a "Rule 12b-1 plan" in order to discourage redemption and encourage sales. A Rule 12b-1 plan would involve material expenses not currently incurred by the Fund's Stockholders and result in a materially higher expense ratio. Rule 12b-1 plans are typical features of open-end funds.

     . Because a portion of the Fund's operating expenses would remain relatively constant as its assets expand or contract, the open-end mutual fund's expense ratio (the ratio of operating expenses to average net assets) would increase as redemptions took place.

     . Continuous sales and redemptions of the Fund's shares could result in shareholder service costs not currently faced by the Fund and result in an increase in the expense ratio. Any increase in the expense ratio would have a direct adverse effect on yield and total return.

   In addition to the capital outlay to redeem its Preferred Shares noted above, the Fund would incur costs in the process of conversion to an open-end fund, including the legal, accounting and printing costs, which would be significant. These costs would be borne by the holders of the Common Shares.

   The affirmative vote of a majority of the votes cast on the proposal at the Meeting is required to approve Proposal 3. For purposes of Proposal 3, abstentions will have no effect on the result of the vote. Proposal 3 is only a recommendation and, if it is approved by the required vote, will have no binding effect on the Fund or the Board of Directors. In considering whether or not to take action in response to the proposal, the Board of Directors will give the request set forth in the proposal such weight as it believes appropriate based on the voting of Stockholders for the proposal and other relevant factors.

         YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                      AGAINST THIS STOCKHOLDER PROPOSAL.

                               D. Other Matters

   The Fund knows of no other matters which may properly be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the proxyholders will vote in accordance with their discretion on such matters. The persons named in the form of Proxy, or their substitutes, will have discretionary authority to vote on any Stockholder proposal of which the Fund first receives notice after [.], 2006. In addition, the Fund's By-laws permit the Fund to exclude from consideration at the Meeting any Stockholder proposal first brought to the attention of the Fund after [.], 2006.

   Under the Securities Exchange Act's stockholder proposal rule (Rule 14a-8), any stockholder proposal that may properly be included in the Fund's Proxy solicitation material for the 2007 Annual Meeting of Stockholders must be received by the Fund no later than [.], 2007; provided, however, that if the Fund's 2007 Annual Meeting is held more than 30 days from the anniversary of the 2006 Annual Meeting (i.e., more than 30 days before or after October 19, 2006), then stockholder proposals submitted pursuant to Rule 14a-8 must be submitted a reasonable time before the Fund begins to print and mail its proxy materials. Timely notice of Stockholder proposals submitted outside of the Rule 14a-8 process must be received by the Fund no earlier than [.], 2007 and no later than [.], 2007, to be eligible for presentation at the 2007 Annual Meeting; provided, however, that if the Fund's 2007 Annual Meeting is held more than 30 days from the anniversary of the 2006 Annual Meeting (i.e., more than 30 days from October 19, 2006), then such stockholder proposals must be received by the Fund no earlier than the 150/th/ day prior to the date of such meeting and not later than 5:00 p.m. eastern time, on the later of the 120/th/ day prior to the date of such meeting or no later than the tenth day following the day on which public announcement of the date of such meeting is first made.

                                  E. Expenses

   The Fund will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally or via facsimile, telephone or the Internet by Directors, officers and employees of the Fund, the Manager, Seligman Advisors, Inc., Seligman Services, Inc. and SDC, and the Fund may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners. The Fund has engaged Georgeson Shareholder Communications, Inc., 17 State St., New York, NY 10004, to assist in soliciting proxies for a fee of up to $[.] plus expenses.

                                                  By order of the Board of
                                                  Directors,

                                                  /s/ Frank J. Nasta
                                                  -----------------------------
                                                  Secretary

   It is important that your shares be voted promptly. All Stockholders, including those who expect to attend the Meeting, are urged to authorize a proxy as soon as possible by accessing the Internet site listed on the enclosed White Proxy Card, by calling the toll- free number listed on the enclosed White Proxy Card, or by completing, signing and dating and mailing the enclosed White Proxy Card in the enclosed return envelope, which requires no postage if mailed in the United States. Only Directors, officers, employees and agents of the Fund and stockholders and their duly authorized proxies are entitled to attend the Meeting. To be admitted to the Meeting you will need to present proof of ownership of Seligman Quality Municipal Fund, Inc. stock, or if your shares are held in "street name," a proxy from the street name holder.

                                  APPENDIX 1

                     SELIGMAN QUALITY MUNICIPAL FUND, INC.
                                 (the "Fund")

                            AUDIT COMMITTEE REPORT

   The Audit Committee operates pursuant to a written charter that was last amended by the Fund's Board of Directors on March 17, 2005. The purposes of the Audit Committee are to 1) assist the Board of Directors in its oversight of
(i) the integrity of the Fund's financial statements; (ii) the Fund's compliance with legal and regulatory requirements; and (iii) the independent auditors' independence, qualifications and performance; and 2) to prepare this report. Management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

   In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors of the Fund. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditors to the Adviser or Manager and to any entity controlling, controlled by or under common control with the Adviser or Manager that provides ongoing services to the Fund is compatible with maintaining the auditors' independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the auditors the auditors' independence.

   The members of the Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are in fact "independent."

   Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the most recent fiscal period.

                                      1-i

                       SUBMITTED BY THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

John R. Galvin
Betsy S. Michel
Leroy C. Richie
James N. Whitson

   As approved on February 1, 2006.

                                     1-ii

                                                 SELIGMAN QUALITY
                                               MUNICIPAL FUND, INC.


                                             Notice of Annual Meeting
                                                  of Stockholders
                                                        and
                                                  Proxy Statement


     SELIGMAN QUALITY MUNICIPAL
             FUND, INC.

             Managed by
       [GRAPHIC APPEARS HERE]
       J. & W. SELIGMAN & CO.
            INCORPORATED
  INVESTMENT MANAGERS AND ADVISORS
          ESTABLISHED 1864             Time: October 19, 2006
 100 Park Avenue, New York, NY 10017         [.] A.M.

                                       Place: Offices of Sullivan & Cromwell
                                              LLP
                                              375 Park Avenue, 8th Floor
                                              New York, New York 10152



                                       Please authorize your proxy by
                                       telephone, by the Internet, or by
                                       mailing the enclosed White Proxy Card
                                       in the enclosed return envelope which
                                       requires no postage if mailed in the
                                       United States.


                            YOUR VOTE IS IMPORTANT

          Please complete, date, sign and mail your proxy card in the envelope provided as soon as possible.

                TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

PROXY      SELIGMAN QUALITY MUNICIPAL FUND, INC.      PREFERRED STOCK

                      100 Park Avenue, New York, NY 10017

The undersigned Stockholder of Seligman Quality Municipal Fund, Inc., a Maryland corporation, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of SELIGMAN QUALITY MUNICIPAL FUND, INC., to be held at [.] A.M. on October 19, 2006, at the offices of Sullivan & Cromwell LLP, 375 Park Avenue, 8th Floor, New York, New York 10152 (the "Meeting"), and hereby appoints WILLIAM C. MORRIS, FRANK J. NASTA and PAUL
B. GOUCHER (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting (and any adjournments or postponements thereof) and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby revokes any proxy previously given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR each of the nominees of the Board of Directors for election as director, FOR Proposal 2 and AGAINST Proposal 3. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof) including, but not limited to, proposing and/or voting on adjournment or postponement of the Meeting, including, but not limited to, in the event that sufficient votes in favor of any Board proposal or nominee for election as a Director are not received. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. Complete, date and sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

               (Continued and to be signed on the reverse side)

                 THERE ARE THREE WAYS TO AUTHORIZE THE PROXIES

                              TO CAST YOUR VOTES

                  TELEPHONE                                  INTERNET                                   MAIL
--------------------------------------------- --------------------------------------- -----------------------------------------
This method is available for residents of the Visit the Internet website at http://   Simply complete, sign and date your
U.S. and Canada. On a touch tone telephone,   proxy.georgeson.com. Enter the          proxy card and return it in the postage-
call TOLL FREE [.], 24 hours a day, 7 days    COMPANY NUMBER and CONTROL              paid envelope. If you are using telephone
a week. You will be asked to enter ONLY       NUMBER shown below and follow the       or the Internet, please do not mail your
the CONTROL NUMBER shown below.               instructions on your screen. You will   proxy card.
Have your instruction card ready, then        incur only your usual Internet charges.
follow the prerecorded instructions. Your     Available until 12:00 midnight New York
instructions will be confirmed and votes cast City time on October 18, 2006.
as you direct. Available until 12:00
midnight New York City time on
October 18, 2006.

This method may also be available by
telephone through the Fund's proxy
solicitor.

                    COMPANY NUMBER          CONTROL NUMBER

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends that you vote FOR all nominees and FOR Proposal 2, as more fully described in the accompanying Proxy Statement.

1. The election of three Directors, each to   FOR            WITHHOLD
hold office until the 2009 Annual Meeting of Stockholders and until their successors are elected and qualify.

NOMINEES: John R. Galvin, Robert L.           all nominees   all nominees
Shafer and William C. Morris.                 [ ]            [ ]

Instruction: To withhold authority to vote for one or more individual nominees, write the name(s) of such nominee(s) below:

2.Ratification of the selection of          FOR      AGAINST       ABSTAIN
  Deloitte & Touche LLP as Auditors.        [ ]      [ ]           [ ]

The Board of Directors recommends that you vote AGAINST Proposal 3, as more fully described in the accompanying Proxy Statement.

3.Stockholder proposal requesting that
  the Board of Directors promptly take        FOR      AGAINST      ABSTAIN
  steps to open-end the Fund.                 [ ]      [ ]          [ ]

4. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof, including but not limited to, proposing and/or voting on adjournment or postponement of the Meeting, including, but not limited to, in the event that sufficient votes in favor of any Board proposal or nominee for election as director are not received, in the discretion of the proxy holder.

PLEASE SIGN AND RETURN IMMEDIATELY

Please sign exactly as your name(s) appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

DATED: __________, 2006


--------------------------------------
Signature


--------------------------------------
Additional Signature (if held jointly)

                            YOUR VOTE IS IMPORTANT

     Please complete, date, sign and mail your proxy card in the envelope provided as soon as possible.

                TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

PROXY      SELIGMAN QUALITY MUNICIPAL FUND, INC.      COMMON STOCK
                      100 Park Avenue, New York, NY 10017

The undersigned Stockholder of Seligman Quality Municipal Fund, Inc., a Maryland corporation, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of SELIGMAN QUALITY MUNICIPAL FUND, INC., to be held at [.] A.M. on October 19, 2006, at the offices of Sullivan & Cromwell LLP, 375 Park Avenue, 8th Floor, New York, New York 10152 (the "Meeting"), and hereby appoints WILLIAM C. MORRIS, FRANK J. NASTA and PAUL
B. GOUCHER (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting (and any adjournments or postponements thereof) and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby revokes any proxy previously given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR each of the nominees of the Board of Directors for election as director, FOR Proposal 2 and AGAINST Proposal 3. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof) including, but not limited to, proposing and/or voting on adjournment or postponement of the Meeting, including, but not limited to, in the event that sufficient votes in favor of any Board proposal or nominee for election as a Director are not received. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. Complete, date and sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

               (Continued and to be signed on the reverse side)

                 THERE ARE THREE WAYS TO AUTHORIZE THE PROXIES

                              TO CAST YOUR VOTES

                  TELEPHONE                                  INTERNET                                   MAIL
--------------------------------------------- --------------------------------------- -----------------------------------------
This method is available for residents of the Visit the Internet website at http://   Simply complete, sign and date your
U.S. and Canada. On a touch tone telephone,   proxy.georgeson.com. Enter the          proxy card and return it in the postage-
call TOLL FREE [.], 24 hours a day, 7 days    COMPANY NUMBER and CONTROL              paid envelope. If you are using telephone
a week. You will be asked to enter ONLY       NUMBER shown below and follow the       or the Internet, please do not mail your
the CONTROL NUMBER shown below.               instructions on your screen. You will   proxy card.
Have your instruction card ready, then        incur only your usual Internet charges.
follow the prerecorded instructions. Your     Available until 12:00 midnight New York
instructions will be confirmed and votes cast City time on October 18, 2006.
as you direct. Available until 12:00
midnight New York City time on
October 18, 2006.

This method may also be available by
telephone through the Fund's proxy
solicitor.

                    COMPANY NUMBER          CONTROL NUMBER

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends that you vote FOR all nominees and FOR Proposal 2, as more fully described in the accompanying Proxy Statement.

1. The election of three Directors, each to   FOR            WITHHOLD
hold office until the 2009 Annual Meeting of Stockholders and until their successors are elected and qualify.

NOMINEES: John R. Galvin, Robert L.           all nominees   all nominees
Shafer and William C. Morris.                 [ ]            [ ]

Instruction: To withhold authority to vote for one or more individual nominees, write the name(s) of such nominee(s) below:

2.Ratification of the selection of          FOR       AGAINST       ABSTAIN
  Deloitte & Touche LLP as Auditors.        [ ]       [ ]           [ ]

The Board of Directors recommends that you vote AGAINST Proposal 3, as more fully described in the accompanying Proxy Statement.

3.Stockholder proposal requesting that
  the Board of Directors promptly take        FOR      AGAINST      ABSTAIN
  steps to open-end the Fund.                 [ ]      [ ]          [ ]

4. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof, including but not limited to, proposing and/or voting on adjournment or postponement of the Meeting, including, but not limited to, in the event that sufficient votes in favor of any Board proposal or nominee for election as director are not received, in the discretion of the proxy holder.

PLEASE SIGN AND RETURN IMMEDIATELY

Please sign exactly as your name(s) appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

DATED: __________, 2006


--------------------------------------
Signature


--------------------------------------
Additional Signature (if held jointly)